Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
SECOND QUARTER FISCAL YEAR 2026
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by CFO Eric Nierenberg in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held on August 6, 2026 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q2 Fiscal 2026 Summary (Quarter ended July 4, 2026)
•Revenue: $210.8 million
•Net income: $13.5 million, or 6.4% of revenue; non-GAAP net income: $13.9 million, or 6.6% of revenue
•Earnings per diluted share: $2.10; non-GAAP earnings per diluted share: $2.16
•Operating margin and non-GAAP operating margin: 11.2%
•Non-GAAP EBITDA: $26.8 million, or 12.7% of revenue
•Effective tax rate: 32.9%; non-GAAP effective tax rate: 32.6%
•Utilization: 77%
•Consultant headcount at the end of Q2 of fiscal 2026: 968, which consists of 161 officers, 581 other senior staff and 226 junior staff
•Cash and cash equivalents: $21.4 million at July 4, 2026
•Revolving credit facility borrowing capacity: $77.3 million at July 4, 2026

Revenue
For Q2 of fiscal 2026, revenue was $210.8 million, compared with revenue of $186.9 million for Q2 of fiscal 2025.
Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025
Officers	161	170	164	164	159
Other Senior Staff	581	598	563	567	557
Junior Staff	226	203	232	237	221
Total	968	971	959	968	937
Utilization
For Q2 of fiscal 2026, company-wide utilization was 77%, compared with 76% for Q2 of fiscal 2025.
Client Reimbursables
For Q2 of fiscal 2026, client reimbursables were $20.1 million, or 9.5% of revenue, compared with $19.6 million, or 10.5% of revenue, for Q2 of fiscal 2025.
Selling, General and Administrative (SG&A) Expenses
For Q2 of fiscal 2026, SG&A expenses were $35.3 million, or 16.7% of revenue, compared with $35.1 million, or 18.8% of revenue, for Q2 of fiscal 2025. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 1.3% of revenue for Q2 of fiscal 2026 and 2.4% for Q2 of fiscal 2025. Excluding these commissions, SG&A expenses were 15.5% of revenue for Q2 of fiscal 2026, compared with 16.3% in Q2 of fiscal 2025.

	Fiscal Quarter Ended
$ in 000’s	July 4, 2026	As a % of Revenue	June 28, 2025	As a % of Revenue
SG&A expenses	$35,259	16.7%	$35,079	18.8%
Less: commissions to non-employee experts	2,680	1.3%	4,576	2.4%
SG&A expenses excluding commissions	$32,579	15.5%	$30,503	16.3%
Depreciation & Amortization
For Q2 of fiscal 2026, depreciation and amortization expenses amounted to $3.3 million, or 1.6% of revenue, compared with $3.5 million, or 1.9% of revenue, for Q2 of fiscal 2025.
Forgivable Loan Amortization
For Q2 of fiscal 2026, forgivable loan amortization, including performance award amortization was $14.9 million, or 7.0% of revenue, compared with $10.2 million, or 5.5% of revenue, for Q2 of fiscal 2025.
Share-Based Compensation Expense
For Q2 of fiscal 2026, share-based compensation expense was approximately $2.4 million, or 1.1% of revenue, compared with $1.0 million, or 0.5% of revenue, for Q2 of fiscal 2025.
Operating Income
For Q2 of fiscal 2026, operating income and non-GAAP operating income were $23.5 million, or 11.2% of revenue, compared with $19.7 million, or 10.6% of revenue, for Q2 of fiscal 2025.
Interest Income (Expense), net
For Q2 of fiscal 2026, net interest expense was $3.0 million, or 1.4% of revenue, compared with net interest expense of $1.8 million, or 1.0% of revenue, for Q2 of fiscal 2025.
Foreign Currency Gains (Losses), net
For Q2 of fiscal 2026, net foreign currency losses were $0.5 million, or 0.2% of revenue, compared with net foreign currency losses of $0.8 million, or 0.4% of revenue, for Q2 of fiscal 2025.
Foreign currency gains (losses), net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.
Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	July 4, 2026	June 28, 2025	July 4, 2026	June 28, 2025
Tax Provision	$6,612	$4,994	$6,719	$5,208
Effective Tax Rate	32.9%	29.2%	32.6%	29.0%

	Fiscal Quarter Ended
$ in 000’s	July 4, 2026	As a % of Revenue	June 28, 2025	As a % of Revenue
Income before provision for income taxes	$20,120	9.5%	$17,116	9.2%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Foreign currency (gains) losses, net	467	0.2%	815	0.4%
Non-GAAP income before provision for income taxes	$20,587	9.8%	$17,931	9.6%

GAAP provision for income taxes	$6,612		$4,994
Tax effect on non-GAAP adjustments	107		214
Non-GAAP provision for income taxes	$6,719		$5,208

Net Income
For Q2 of fiscal 2026, net income was $13.5 million, or 6.4% of revenue, or $2.10 per diluted share, compared with net income of $12.1 million, or 6.5% of revenue, or $1.79 per diluted share, for Q2 of fiscal 2025. Non-GAAP net income for Q2 of fiscal 2026 was $13.9 million, or 6.6% of revenue, or $2.16 per diluted share, compared with $12.7 million, or 6.8% of revenue, or $1.88 per diluted share, for Q2 of fiscal 2025.
Non-GAAP EBITDA
For Q2 of fiscal 2026, non-GAAP EBITDA was $26.8 million, or 12.7% of revenue, compared with $23.3 million, or 12.4% of revenue, for Q2 of fiscal 2025.
Constant Currency Basis
For Q2 of fiscal 2026, revenue was $210.8 million, and net income was $13.5 million, or 6.4% of revenue, or $2.10 per diluted share. On a constant currency basis relative to Q2 of fiscal 2025, Q2 of fiscal 2026 revenue would have been lower by $0.4 million at $210.4 million, while GAAP net income, and earnings per diluted share would have remained unchanged.
For Q2 of fiscal 2026, revenue was $210.8 million, and non-GAAP net income was $13.9 million, or 6.6% of revenue, or $2.16 per diluted share. On a constant currency basis relative to Q2 of fiscal 2025, Q2 of fiscal 2026 revenue would have been lower by $0.4 million at $210.4 million, non-GAAP net income would have been lower by $0.1 million at $13.8 million, or 6.6% of revenue, while non-GAAP earnings per diluted share and non-GAAP EBITDA would have remained unchanged.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at July 4, 2026 were $271.7 million, compared with $235.0 million at June 28, 2025. Current liabilities at July 4, 2026 were $415.2 million, compared with $317.3 million at June 28, 2025.
Total Days Sales Outstanding, or DSO, for Q2 of fiscal 2026 was 113 days, consisting of 68 days of billed and 45 days of unbilled. This compares with 110 days reported for Q2 of fiscal 2025, consisting of 73 days of billed and 37 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents was $21.4 million at July 4, 2026, compared with $19.4 million at June 28, 2025.
Net cash used in operating activities for Q2 of fiscal 2026 was $4.4 million, compared with net cash provided by operating activities of $5.9 million for Q2 of fiscal 2025.
As of July 4, 2026, there were $219.0 million in borrowings outstanding under CRA’s revolving credit facility. At June 28, 2025, there were $120.0 million in borrowings outstanding under CRA’s revolving credit facility.
Capital expenditures totaled $1.6 million for Q2 of fiscal 2026, compared with $1.2 million for Q2 of fiscal 2025.
CRA repurchased approximately 193,000 shares of common stock during Q2 of fiscal 2026 for $27.8 million. During the fiscal quarter ended June 28, 2025, CRA repurchased approximately 231,000 shares of common stock for $43.2 million.
A quarterly cash dividend of $0.57 per common share, for total dividends and dividend equivalents of $3.6 million, was paid in Q2 of fiscal 2026, compared with a quarterly cash dividend of $0.49 per common share, for total dividends and dividend equivalents of $3.4 million paid in Q2 of fiscal 2025.
GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the fourth quarters and the years ended January 3, 2026 and December 28, 2024 from its audited financial statements appearing on Form 10-K for the fiscal year ended January 3, 2026, filed with the Securities and Exchange Commission on February 26, 2026. The condensed consolidated statement of cash flow data for the first, second and third quarters of fiscal year 2025, and the third quarter of fiscal year 2024 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended January 3, 2026 and December 28, 2024 and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2026	2026	2026	2025	2025
Net cash provided by (used in) operating activities	$(21,747)	$(4,424)	$(113,889)	$60,019	$36,547
Net cash used in investing activities	(6,000)	(1,646)	(2,649)	(1,055)	(650)
Net cash provided by (used in) financing activities	29,099	(5,158)	131,282	(64,733)	(32,292)
Effect of foreign exchange rates on cash and cash equivalents	642	174	(458)	1,483	(557)
Net increase (decrease) in cash and cash equivalents	$1,994	$(11,054)	$14,286	$(4,286)	$3,048
Cash and cash equivalents at beginning of period	19,448	32,496	18,210	22,496	19,448
Cash and cash equivalents at end of period	$21,442	$21,442	$32,496	$18,210	$22,496

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2025	2025	2025	2024	2024
Net cash provided by (used in) operating activities	$36,866	$5,852	$(79,994)	$79,424	$31,584
Net cash used in investing activities	(15,740)	(1,189)	(974)	(10,591)	(2,986)
Net cash provided by (used in) financing activities	(27,373)	(11,875)	79,058	(64,629)	(29,927)
Effect of foreign exchange rates on cash and cash equivalents	1,046	1,062	797	(1,974)	1,161
Net increase (decrease) in cash and cash equivalents	$(5,201)	$(6,150)	$(1,113)	$2,230	$(168)
Cash and cash equivalents at beginning of period	24,649	25,598	26,711	24,481	24,649
Cash and cash equivalents at end of period	$19,448	$19,448	$25,598	$26,711	$24,481

Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Adjusted Net Cash Flows from Operations	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2026	2026	2026	2025	2025
GAAP net cash provided by (used in) operating activities	$(21,747)	$(4,424)	$(113,889)	$60,019	$36,547
Forgivable loan advances	128,945	19,607	62,367	17,571	29,400
Forgivable loan repayments	(2,766)	(1,383)	(50)	—	(1,333)
Adjusted net cash flows from operations	$104,432	$13,800	$(51,572)	$77,590	$64,614

Net revenue	$794,644	$210,815	$200,975	$196,963	$185,891

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	(2.7)%	(2.1)%	(56.7)%	30.5%	19.7%
Adjusted net cash flows from operations as a percentage of net revenue	13.1%	6.5%	(25.7)%	39.4%	34.8%

Adjusted Net Cash Flows from Operations	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2025	2025	2025	2024	2024
GAAP net cash provided by (used in) operating activities	$36,866	$5,852	$(79,994)	$79,424	$31,584
Forgivable loan advances	62,302	13,507	27,431	7,106	14,258
Forgivable loan repayments	(3,073)	—	(600)	(2,473)	—
Adjusted net cash flows from operations	$96,095	$19,359	$(53,163)	$84,057	$45,842

Net revenue	$712,912	$186,878	$181,851	$176,435	$167,748

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	5.2%	3.1%	(44.0)%	45.0%	18.8%
Adjusted net cash flows from operations as a percentage of net revenue	13.5%	10.4%	(29.2)%	47.6%	27.3%

NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP EBITDA, non-GAAP income from operations (and non-GAAP operating margin), non-GAAP provision for income taxes (and non-GAAP effective tax rate), SG&A expenses excluding commissions and non-GAAP adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), provision for income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. The financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS ENDED
JULY 4, 2026 COMPARED TO JUNE 28, 2025
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	July 4, 2026	As a % of Revenue	June 28, 2025	As a % of Revenue	July 4, 2026	As a % of Revenue	June 28, 2025	As a % of Revenue
Revenues	$210,815	100.0%	$186,878	100.0%	$411,790	100.0%	$368,729	100.0%
Costs of services (exclusive of depreciation and amortization)	148,734	70.6%	128,542	68.8%	293,762	71.3%	248,896	67.5%
Selling, general and administrative expenses	35,259	16.7%	35,079	18.8%	69,784	16.9%	67,617	18.3%
Depreciation and amortization	3,281	1.6%	3,530	1.9%	6,672	1.6%	6,941	1.9%
Income from operations	23,541	11.2%	19,727	10.6%	41,572	10.1%	45,275	12.3%

Interest expense, net	(2,954)	-1.4%	(1,796)	-1.0%	(3,965)	-1.0%	(2,225)	-0.6%
Foreign currency gains (losses), net	(467)	-0.2%	(815)	-0.4%	(88)	—%	(1,290)	-0.3%
Income before provision for income taxes	20,120	9.5%	17,116	9.2%	37,519	9.1%	41,760	11.3%
Provision for income taxes	6,612	3.1%	4,994	2.7%	12,879	3.1%	11,636	3.2%
Net income	$13,508	6.4%	$12,122	6.5%	$24,640	6.0%	$30,124	8.2%

Net income per share:
Basic	$2.13		$1.81		$3.84		$4.47
Diluted	$2.10		$1.79		$3.79		$4.42

Weighted average number of shares outstanding:
Basic	6,348		6,694		6,430		6,734
Diluted	6,407		6,753		6,498		6,807

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
JULY 4, 2026 COMPARED TO JUNE 28, 2025
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	July 4, 2026	As a % of Revenue	June 28, 2025	As a % of Revenue	July 4, 2026	As a % of Revenue	June 28, 2025	As a % of Revenue
Revenues	$210,815	100.0%	$186,878	100.0%	$411,790	100.0%	$368,729	100.0%

Net income	$13,508	6.4%	$12,122	6.5%	$24,640	6.0%	$30,124	8.2%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Restructuring and other (1)(2)	—	—%	—	—%	1,759	0.4%	(4,170)	-1.1%
Foreign currency (gains) losses, net	467	0.2%	815	0.4%	88	—%	1,290	0.3%
Tax effect on adjustments(1)	(107)	-0.1%	(214)	-0.1%	479	0.1%	733	0.2%
Non-GAAP net income	$13,868	6.6%	$12,723	6.8%	$26,966	6.5%	$27,977	7.6%

Non-GAAP net income per share:
Basic	$2.19		$1.90		$4.20		$4.15
Diluted	$2.16		$1.88		$4.14		$4.10

Weighted average number of shares outstanding:
Basic	6,348		6,694		6,430		6,734
Diluted	6,407		6,753		6,498		6,807

(1) Fiscal year-to-date period ended July 4, 2026 includes cash severance of $1.6 million and non-cash charges of $1.0 million associated with portfolio optimization actions.
(2) Fiscal year-to-date period ended June 28, 2025 includes $1.2 million of restructuring charges, net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
JULY 4, 2026 COMPARED TO JUNE 28, 2025
(IN THOUSANDS)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	July 4, 2026	As a % of Revenue	June 28, 2025	As a % of Revenue	July 4, 2026	As a % of Revenue	June 28, 2025	As a % of Revenue
Revenues	$210,815	100.0%	$186,878	100.0%	$411,790	100.0%	$368,729	100.0%

Net income	$13,508	6.4%	$12,122	6.5%	$24,640	6.0%	$30,124	8.2%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Restructuring and other (1)(2)	—	—%	—	—%	1,759	0.4%	(4,170)	-1.1%
Foreign currency (gains) losses, net	467	0.2%	815	0.4%	88	—%	1,290	0.3%
Tax effect on adjustments(1)	(107)	-0.1%	(214)	-0.1%	479	0.1%	733	0.2%
Non-GAAP net income	$13,868	6.6%	$12,723	6.8%	$26,966	6.5%	$27,977	7.6%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	$2,954	1.4%	$1,796	1.0%	$3,965	1.0%	$2,225	0.6%
Provision for income taxes	6,719	3.2%	5,208	2.8%	12,400	3.0%	10,903	3.0%
Depreciation and amortization	3,281	1.6%	3,530	1.9%	6,672	1.6%	6,941	1.9%
Non-GAAP EBITDA	$26,822	12.7%	$23,257	12.4%	$50,003	12.1%	$48,046	13.0%

(1) Fiscal year-to-date period ended July 4, 2026 includes cash severance of $1.6 million and non-cash charges of $1.0 million associated with portfolio optimization actions.
(2) Fiscal year-to-date period ended June 28, 2025 includes $1.2 million of restructuring charges, net of the reversal of $5.4 million of non-cash charges associated with a previously recorded performance award.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	July 4, 2026	January 3, 2026
Assets
Cash and cash equivalents	$21,442	$18,210
Accounts receivable and unbilled services, net	271,699	248,862
Other current assets	45,834	36,057
Total current assets	338,975	303,129

Property and equipment, net	34,917	36,713
Goodwill and intangible assets, net	99,506	100,404
Right-of-use assets	69,370	76,132
Other assets	135,709	112,495
Total assets	$678,477	$628,873

Liabilities and Shareholders’ Equity
Accounts payable	$25,217	$30,177
Accrued expenses	138,776	223,460
Current portion of lease liabilities	17,695	17,223
Revolving line of credit	219,000	34,000
Other current liabilities	14,520	25,169
Total current liabilities	415,208	330,029
Non-current portion of lease liabilities	66,956	76,009
Other non-current liabilities	14,465	9,237
Total liabilities	496,629	415,275

Total shareholders’ equity	181,848	213,598
Total liabilities and shareholders’ equity	$678,477	$628,873

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Fiscal Year-to-Date Period Ended
	July 4, 2026	June 28, 2025
Operating activities:
Net income	$24,640	$30,124
Adjustments to reconcile net income to net cash used in operating activities:
Non-cash items, net	20,978	17,709
Accounts receivable and unbilled services	(23,636)	(11,371)
Working capital items, net	(140,295)	(110,604)
Net cash used in operating activities	(118,313)	(74,142)

Investing activities:
Purchases of property and equipment, net	(4,295)	(2,163)
Net cash used in investing activities	(4,295)	(2,163)

Financing activities:
Borrowings under revolving line of credit	257,500	132,000
Repayments under revolving line of credit	(72,500)	(12,000)
Tax withholding payments reimbursed by shares	(2,135)	(2,809)
Cash dividends and dividend equivalents paid	(7,438)	(6,858)
Repurchase of common stock	(49,303)	(43,150)
Net cash provided by financing activities	126,124	67,183

Effect of foreign exchange rates on cash and cash equivalents	(284)	1,859

Net increase (decrease) in cash and cash equivalents	3,232	(7,263)
Cash and cash equivalents at beginning of period	18,210	26,711
Cash and cash equivalents at end of period	$21,442	$19,448

Noncash investing and financing activities:
Decrease in accounts payable and accrued expenses for property and equipment	$(128)	$(585)
Excise tax on share repurchases	$(462)	$(388)
Right-of-use assets obtained in exchange for lease obligations	$885	$7,808
Supplemental cash flow information:
Cash paid for taxes	$10,212	$14,854
Cash paid for interest	$3,057	$1,670
Cash paid for amounts included in operating lease liabilities	$11,640	$11,515